Exhibit 99.35

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		12/31/2008
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$249,989.68

B. Disbursements not under the plan, for current quarter:	$201,681.15

Total Disbursements	$451,670.83

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$26,231.16	$
8. Unsecured Creditors		$249,989.68		$938,718.69	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$249,989.68		$4,395,209.34	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	2/3/2009

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
October 1, 2008 through December 31, 2008

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00
VOID	1208	11/30/2008	MERCEDES	Void prior to account closure. Check never cleared bank. Check originally written 6/15/07	10.32
Bill Pmt -Check	WIRE	12/30/2008	LIGHTSTAT INC.	Settlement	(250,000.00)
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		(249,989.68)

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 10/01/08-12/31/08		(249,989.68)

Check	ACH	10/15/2008	US Bank	bank service charges	(80.59)
Bill Pmt -Check	WIRE	10/10/2008	BENTOVIM	TFS Board Fees October 2008	(2,500.00)
Bill Pmt -Check	1421	10/10/2008	HARDING	2007 TFS tax return preparation	(1,020.00)
Bill Pmt -Check	1422	10/10/2008	IRON	offsite records storage	(966.19)
Bill Pmt -Check	1423	10/10/2008	LYON	TFS Board Fees October 2008	(2,500.00)
Bill Pmt -Check	1424	10/10/2008	NEW WAY	October 2008 rent 3 storage trailers WA	(654.00)
Bill Pmt -Check	1425	10/10/2008	PDAVIS	TFS Board Fees October 2008	(2,500.00)
Bill Pmt -Check	1426	10/10/2008	SQUIRE	July & August 2008 legal fees	(12,705.47)
Bill Pmt -Check	1427	10/10/2008	STEVEBROWN	September 2008 legal fees	(18,013.37)
VOID	1416	11/11/2008	BRIDGE	Check never received per vendor	2,745.00
Check	ACH	11/17/2008	US BANK	Service Charge	(166.54)
Bill Pmt -Check	1428	11/03/2008	FCMORGAN	D&O premium (10/26/08-10/26/09)	(75,000.00)
Bill Pmt -Check	1429	11/03/2008	USTRUSTEE	3rd Qtr Disbursement fees	(4,875.00)
Bill Pmt -Check	WIRE	11/24/2008	BENTOVIM	November 2008 TFS Board fees	(2,500.00)
Check	1000	11/10/2008	THREE FIVE	Void - sent to bank for MICR verification	0.00
Check	1001	11/10/2008	THREE FIVE	Void - sent to bank for MICR verification	0.00
Bill Pmt -Check	1002	11/12/2008	BAKERMCKEN	September 2008 legal fees	(1,033.55)
Bill Pmt -Check	1003	11/12/2008	BRIDGE	replace Sept ck for August fees and September 2008 professional services	(4,685.00)
Bill Pmt -Check	1004	11/12/2008	IRON	Offsite records storage	(876.24)
Bill Pmt -Check	1005	11/12/2008	LYON	November 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1006	11/12/2008	NEUSTAR	DNS services	(87.79)
Bill Pmt -Check	1007	11/12/2008	PDAVIS	November 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1008	11/12/2008	PUBLIC STORAGE	November 2008 rent 2 units WA	(574.00)
Bill Pmt -Check	1009	11/12/2008	SQUIRE	September 2008 legal fees	(23,388.61)
Bill Pmt -Check	1010	11/12/2008	STEVEBROWN	October 2008 legal fees	(16,169.44)

Bill Pmt -Check	1011	11/12/2008	THE BANK OF NEW YORK MELLON	transfer agent fees Aug08 & Sep08	(3,621.16)
Bill Pmt -Check	1012	11/26/2008	BRIDGE	October 2008 professional services	(1,380.00)
Bill Pmt -Check	1013	11/26/2008	NEUSTAR	DNS services	(61.61)
Bill Pmt -Check	1014	11/26/2008	NEW WAY	November 2008 trailer parking WA	(654.00)
Bill Pmt -Check	1015	11/26/2008	PUBLIC STORAGE	December 2008 rent 2 units WA	(594.00)
Bill Pmt -Check	1016	11/26/2008	THE BANK OF NEW YORK MELLON	transfer agent fees Oct08	(1,809.35)
Check	ACH	12/10/2008	US BANK	Service Charge	(167.00)
Bill Pmt -Check	WIRE	12/11/2008	BENTOVIM	TFS Board fees December 2008	(2,500.00)
Bill Pmt -Check	1017	12/11/2008	HARDING	tax consultation	(565.00)
Bill Pmt -Check	1018	12/11/2008	IRON	offsite records storage	(843.37)
Bill Pmt -Check	1019	12/11/2008	LYON	TFS Board fees December 2008	(2,500.00)
Bill Pmt -Check	1020	12/11/2008	NEW WAY	deliviery of trailers - WA	(981.00)
Bill Pmt -Check	1021	12/11/2008	PDAVIS	TFS Board fees December 2008	(2,500.00)
Bill Pmt -Check	1022	12/11/2008	SQUIRE	October 2008 legal fees	(3,723.93)
Bill Pmt -Check	1023	12/11/2008	STEVEBROWN	November 2008 legal fees	(6,949.94)
Bill Pmt -Check	1024	12/11/2008	VANSTONE	consulting fees - WA	(280.00)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 10/01/08-12/31/08		(201,681.15)

			TOTAL DISBURSEMENTS FOR 10/01/08-12/31/08		(451,670.83)